UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of the earliest event reported: February 10, 2004
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                           BIO-KEY INTERNATIONAL, INC.
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        (Exact Name of Small Business Issuer as Specified in Its Charter)

                         Commission file number: 1-13463
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             MINNESOTA                                      41-1741861
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   (State or Other Jurisdiction of                        (IRS Employer
   Incorporation of Organization)                     Identification Number)

                          1285 CORPORATE CENTER DRIVE,
                          SUITE # 175, EAGAN, MN 55121
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                    (Address of Principal Executive Offices)

                                 (651) 687-0414
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              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

BIO-Key International, Inc. (the "Company") hereby furnishes the following exhibit:

      99.1 Press release, dated February 10, 2004.

Item 12. Results of Operations and Financial Condition.

      On February 10, 2004, the Company issued a press release announcing its financial results for its fourth quarter and full year ended December 31, 2003. A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIO-Key International, Inc.

Dated: February 10, 2004                /s/ Gary E. Wendt
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                                        Gary E. Wendt
                                        Chief Financial Officer

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Exhibit Index

99.1     Press release, dated February 10, 2004